UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 27, 1999

                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 1999-SP1 Trust


New York (governing law of          333-68513-04   52-2183749
Pooling and Servicing Agreement)    (Commission    52-2183750
(State or other                     File Number)   52-2183751
jurisdiction                                        52-2183753
                                                     52-2183754
                                                     IRS EIN
        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 27, 1999 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1999-SP1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 1999-SP1 Trust, relating to the December
                                  27, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      STRUCTURED ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 1999-SP1 Trust

              By:   The First National Bank of Chicago, as Trustee
              By:   /s/ Barbara Grosse, Vice President
              By:   Barbara Grosse, Vice President
              Date: 1/5/00


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
                Certificates, Series 1999-SP1 Trust, relating to the December 27, 1999 distribution.